SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 3

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):  April 16, 2001

                               AMNIS SYSTEMS INC.
                           (Formerly Graffiti-X, Inc.)
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                    000-29645
                                    ---------
                            (Commission File Number)

                                   94-3402831
                                   ----------
                      (IRS Employer Identification Number)

                3450 Hillview Avenue, Palo Alto, California 94304
                -------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 855-0200
                                 --------------
              (Registrant's telephone Number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.

     The audited balance sheet of Optivision, Inc. ("Optivision") as of December 31, 2000 and statements of operations, stockholders' deficit and cash flows for the eight months then ended, together with the report of Hood & Strong LLP thereon, and the unaudited balance sheet of Optivision as of December 31, 1999 and unaudited statements of operations and cash flows for the eight months then ended together with the report of Hood & Strong LLP thereon are contained on pages F-1 through F-23 of this report and are incorporated herein by reference. In addition, the audited balance sheet of Optivision as of April 30, 2000 and 1999 and statements of operations, stockholders' deficit and cash flows for the fiscal years then ended, together with the report of Hood & Strong LLP thereon, are contained on pages F-24 through F-44 of this report and are incorporated herein by reference.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

     On April 16, 2001, we and Optivision completed our previously announced merger (the "Merger") pursuant to the Agreement and Plan of Merger dated as of September 11, 2000 and as amended as of January 11, 2001 by and among Optivision, us and one of our subsidiaries. As a result of the Merger, Optivision became our wholly-owned subsidiary.

     Our unaudited pro forma condensed financial statements relating to the business acquired are contained on pages F-45 through F-49 of this current report and are incorporated herein by reference.

     The unaudited pro forma condensed financial statements are presented to illustrate the effects of the Merger on our historical financial position and operating results. The pro forma operating results are presented on a December 31 calendar-year basis, which is consistent with our fiscal year-end and the new fiscal year-end of Optivision. The pro forma condensed balance sheet at December 31, 2000 gives effect to the Merger as if it occurred as of January 1, 2000. The pro forma condensed statements of operations for the year ended December 31, 2000 give effect to the Merger as if it occurred as of January 1, 2000.

     The pro forma condensed financial statements have been derived from, and should be read in conjunction with, our historical financial statements, including the notes thereto, and Optivision's historical financial statements, including the notes thereto. Our historical financial statements are included in our Annual Report on Form 10-KSB for the year ended December 31, 2000, which is incorporated herein by reference. Optivision's historical financial statements are contained elsewhere in this report.

     The pro forma condensed financial statements are presented for informational purposes only and are not necessarily indicative of our financial position or results of operations that would have occurred had the Merger been consummated as of the date indicated. In addition, the pro forma condensed financial statements are not necessarily indicative of our future financial condition or operating results.

(c)  EXHIBITS

     Unless otherwise indicated below as being incorporated by reference to another filing with the Securities and Exchange Commission, each of the following exhibits is filed herewith:

  Exhibit Number                             Exhibit

23.1 Consent of Hood & Strong LLP with respect to the financial statements of Optivision, Inc. for the years ended April 30, 1999 and 2000
23.2 Consent of Hood & Strong LLP with respect to the financial statements of Optivision, Inc. for the eight month period ended December 31, 2000
23.3 Consent of Hood & Strong LLP with respect to the financial statements of Amnis Systems Inc. for the year ended December 31, 2000

99.1                Certification pursuant to Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 15, 2002             AMNIS  SYSTEMS  INC.

                                   By:   /s/  Lawrence L. Bartlett
                                      --------------------------------------
                                      Lawrence L. Bartlett
                                      Vice President and Chief Financial Officer

                          INDEX TO FINANCIAL STATEMENTS


FINANCIAL STATEMENTS OF OPTIVISION, INC.


Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1
Balance Sheet as of December 31, 2000. . . . . . . . . . . . . . . . . . . . . . . . .  F-2
Statement of Operations for the eight months ended December 31, 2000 . . . . . . . . .  F-3
Statement of Stockholders' Deficit for the eight months ended December 31, 2000. . . .  F-4
Statement of Cash Flows for the eight months ended December 31, 2000 . . . . . . . . .  F-5
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . .   F- 6 to F-19
Independent Auditors's Report on Supplemental Information. . . . . . . . . . . . . . . F-20
Balance Sheet as of December 31, 2000 and 1999 (unaudited) . . . . . . . . . . . . . . F-21
Statement of Operations for the eight months ended
     December 31, 2000 and 1999 (unaudited) . . . . . . . . . . . . . . . . . . . . . .F-22
Statement of Cash Flows for the eight months ended
     December 31, 2000 and 1999 (unaudited)  . . . . . . . . . . . . . . . . . . . . . F-23
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-25
Balance Sheets as of April 30, 2000 and 1999 . . . . . . . . . . . . . . . . . . . . . F-26
Statement of Operations for the fiscal years ended April 30, 2000 and 1999 . . . . . . F-27
Statement of Stockholders' Deficit for the fiscal years ended April 30, 2000 and 1999. F-28
Statement of Cash Flows for the fiscal years ended April 30, 2000 and 1999 . . . . . . F-29
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . F-30 to F-44

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS OF AMNIS SYSTEMS INC.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2000. . . . . . . . . . F-45
Unaudited Pro Forma Condensed Statement of Operations for the year ended
     December 31, 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-46
Notes to Unaudited Pro Forma Condensed Financial Statements. . . . . . . . . . F-47 to F-49

                                Optivision, Inc.




================================================================================


                              Financial Statements

                                       and

                          Independent Auditors' Report

                                December 31, 2000

INDEPENDENT  AUDITORS'  REPORT


BOARD  OF  DIRECTORS
Optivision,  Inc.
Palo  Alto,  California

We have audited the accompanying balance sheet of OPTIVISION, INC. as of December 31, 2000, and the related statements of operations, stockholders' deficit, and cash flows for the eight months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Optivision, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the eight months then ended in conformity with accounting standards generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a net loss of $3,908,098 in the eight months ended December 31, 2000 and has a stockholders' deficit of $7,190,727 and a working capital deficit of $7,810,199 at December 31, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ HOOD & STRONG LLP


Menlo  Park,  California
February 23, 2001 (except for Note 3 as to which the date is March 30, 2001)

                                                            OPTIVISION, INC.

                                                               BALANCE SHEET
============================================================================
December  31,  2000
----------------------------------------------------------------------------

ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                    $    214,766
  Accounts receivable, net of allowance for doubtful
   accounts of $262,725                                             640,388
  Inventories                                                     1,106,649
  Prepaid expenses and other                                         44,780
----------------------------------------------------------------------------

      Total current assets                                        2,006,583
----------------------------------------------------------------------------

PROPERTY AND EQUIPMENT:
  Machinery and equipment                                         2,073,292
  Demonstration equipment                                           459,921
  Furniture and fixtures                                            548,810
  Leasehold improvements                                            351,565
----------------------------------------------------------------------------

                                                                  3,433,588

  Less:  Accumulated depreciation and amortization               (3,047,386)
----------------------------------------------------------------------------

      Property and equipment, net                                   386,202
----------------------------------------------------------------------------

DEPOSITS                                                             93,270
DEBT ISSUE COSTS                                                    140,000
----------------------------------------------------------------------------

                                                               $  2,626,055
============================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Notes payable                                                $     83,042
  Financing obligations collateralized by accounts receivable     1,138,598
  Stockholders' notes payable                                     1,572,197
  Accounts payable - moratorium                                   1,575,673
  Accounts payable - other                                          868,808
  Convertible debt                                                2,800,000
  Deferred rent                                                     199,195
  Accrued liabilities                                             1,531,450
  Deferred revenue                                                   47,819
----------------------------------------------------------------------------

      Total current liabilities                                   9,816,782


STOCKHOLDERS' DEFICIT:
  Common stock, no par value:
     Authorized - 100,000,000 shares
     Issued and outstanding - 25,493,689 shares                   7,016,377
  Accumulated deficit                                           (14,207,104)
----------------------------------------------------------------------------

      Total stockholders' deficit                                (7,190,727)
----------------------------------------------------------------------------

      Total liabilities and stockholder's deficit              $  2,626,055
============================================================================


         The accompanying notes are an integral part of this statement.

                                           OPTIVISION, INC.

                                    STATEMENT OF OPERATIONS

===========================================================

For the Eight Months Ended December 31, 2000
-----------------------------------------------------------
SALES                                          $ 2,300,334

COST OF GOODS SOLD                               1,628,541
-----------------------------------------------------------

    Gross margin                                   671,793

OPERATING EXPENSES
  Research and development                       1,305,320
  Sales and marketing                            1,682,571
  General and administrative                     1,324,102
-----------------------------------------------------------

                                                 4,311,993
-----------------------------------------------------------

      Loss from operations                      (3,640,200)

OTHER INCOME (EXPENSE)
  Interest expense, net                           (271,888)
  Other, net                                         3,990
-----------------------------------------------------------

       Total other (expense)                      (267,898)
-----------------------------------------------------------

      Net loss                                 $(3,908,098)
===========================================================

Basic and Dilutive Loss per Common Share       $    (0.164)
===========================================================


         The accompanying notes are an integral part of this statement.

                                                                                                        OPTIVISION, INC.

                                                                                      STATEMENT OF STOCKHOLDERS' DEFICIT

========================================================================================================================

For  the  Eight  Months  Ended  December  31,  2000
------------------------------------------------------------------------------------------------------------------------

                                          Convertible
                                        Preferred Stock            Common Stock                            Total
                                    -------------------------  ----------------------   Accumulated    Stockholders'
                                      Shares        Amount       Shares      Amount       Deficit     Equity (Deficit)
                                    -----------------------------------------------------------------------------------
BALANCE, April 30, 2000              3,100,730   $ 6,033,241    9,037,758  $  481,053  $(10,299,006)  $     (3,784,712)

  Exercise of common stock options                                 22,201       2,083                            2,083

  Conversion of stockholder debt                               13,333,000     500,000                          500,000

  Conversion of preferred stock     (3,100,730)   (6,033,241)   3,100,730   6,033,241

  Net loss                                                                               (3,908,098)        (3,908,098)
-----------------------------------------------------------------------------------------------------------------------

BALANCE, December 31, 2000                   0   $         0   25,493,689  $7,016,377  $(14,207,104)  $     (7,190,727)
=======================================================================================================================


         The accompanying notes are an integral part of this statement.

                                                                         OPTIVISION, INC.

                                                                  STATEMENT OF CASH FLOWS

=========================================================================================

For the Eight Months Ended December 31, 2000
-----------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                   $(3,908,098)
  Adjustments to reconcile net loss to
    net cash used in operating activities:
    Depreciation and amortization                                                330,291
    Provision for doubtful accounts                                              (17,275)
    Provision for excess and obsolete inventories                                 99,300
  Decrease in accounts receivable                                                 85,718
  Increase in inventories                                                       (570,181)
  Decrease in prepaid expenses and other assets                                   52,221
  Increase in deposits                                                            (8,380)
  Increase in accounts payable                                                   170,526
  Increase in accrued liabilities                                                348,937
  Decrease in deferred revenue                                                   (44,227)
  Decrease in deferred rent                                                      (38,350)
-----------------------------------------------------------------------------------------

          Net cash used in operating activities                               (3,499,518)
-----------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                            (68,967)
-----------------------------------------------------------------------------------------

          Net cash used in investing activities                                  (68,967)
-----------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on bank overdraft                                                     (65,925)
  Borrowings from stockholders                                                   895,000
  Proceeds from financing obligations collateralized by accounts receivable      736,496
  Payments on financing obligations collateralized by accounts receivable       (560,704)
  Proceeds from issuance of common stock                                           2,083
  Payment on notes payable                                                       (85,646)
  Borrowings on convertible debt                                               2,800,000
-----------------------------------------------------------------------------------------

          Net cash provided by financing activities                            3,721,304
-----------------------------------------------------------------------------------------

          Net increase in cash and cash equivalents                              152,819

CASH AND CASH EQUIVALENTS, beginning of period                                    61,947
-----------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                                     $   214,766
=========================================================================================

SUPPLEMENTAL DISCLOSURES:
  Income taxes paid                                                          $       800

  Interest paid                                                              $   107,135
=========================================================================================

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:

  Debt issue costs included in accounts payable                              $   140,000
-----------------------------------------------------------------------------------------

  Preferred stock - common stock conversion                                  $ 6,033,241
=========================================================================================

  Shareholder debt - common stock conversion                                 $   500,000
=========================================================================================


         The accompanying notes are an integral part of this statement.

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================

NOTE 1   DESCRIPTION OF COMPANY    Optivision, Inc. (the Company), a California corporation,
                                   makes hardware and software products for the creation,
                                   management and transmission of compressed high-quality digital video over broadband computer networks.  The Company's network video products are distributed primarily in the United States of
                                   America, Europe, and Pacific Rim countries both directly and through leading industry partners.

                                   Optivision's products are used in diverse applications such as distance learning, corporate training, video courier services, telemedicine, surveillance and visual collaboration.

                                   The Company is subject to a number of business risks affecting companies at a similar stage of development, including
                                   competition from companies with greater resources and
                                   alternative technologies, the ability to obtain financing to fund future operations, dependence on new product introductions in a rapidly changing technological environment, dependence on a limited number of customers, dependence on key employees and the ability to attract and retain additional qualified personnel.

                                   Effective May 1, 2000 the Company has elected to change the ending date of its fiscal year from April 30 to a calendar year end of December 31 to facilitate the merger discussed in Note 3.

                                   The accompanying financial statements have been prepared
                                   assuming that the Company will continue as a going concern.
                                   The Company incurred a net loss of $3,908,098 for the eight months ended December 31, 2000, and has a working capital
                                   deficit of $7,810,199 at December 31, 2000.  These factors raise substantial doubt about the Company's ability to continue as a going concern.  During the eight months ended December 31,
                                   2000, the Company entered into an agreement with its creditors to settle outstanding obligations shown on the balance sheet as
                                   "Accounts payable - moratorium" at a rate of $0.35 per dollar outstanding.  An original balance of $1,675,673 of accounts payable was subject to this agreement.  Since the acceptance of this agreement the Company has paid $100,000 toward the
                                   outstanding balance.  Additionally a stockholder converted a loan into common stock investment and the Company entered a merger arrangement that will provide some funding for
                                   operations and payments of obligations (see Note 3).  There is no assurance that the Company will be able to achieve
                                   successful operations, obtain sufficient financing or obtain a line of credit.  The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.


                                      F-6

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 2   SUMMARY OF SIGNIFICANT    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
         ACCOUNTING POLICIES
                                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the
                                   period.  The Company has made an estimate of additional costs related to disallowable items that may arise from the
                                   completion of certain audits of the Company's Small Business
                                   Innovation Research ("SBIR") grants.  Due to the uncertainty related to the ultimate outcome of the audits, the estimate of additional costs is subject to change and actual results could be materially different from this estimate.

                                   STOCK-BASED COMPENSATION

                                   The Financial Accounting Standards Board issued Statement of
                                   Financial Accounting Standards ("SFAS") No. 123,
                                   "Accounting for Stock-Based Compensation," in October 1995.
                                   SFAS No. 123 permits the use of either a fair value based
                                   method or the method defined in Accounting Principles Board
                                   ("APB") Opinion 25, "Accounting for Stock Issued to
                                   Employees," to account for stock-based compensation
                                   arrangements.  Companies that elect to employ the valuation method provided in APB No. 25 are required to disclose the pro forma net income (loss) that would have resulted from the use of the fair value based method.  The Company has elected to continue to determine the value of stock-based compensation arrangements under the provisions of APB No. 25 and,
                                   accordingly, it has included the pro forma disclosures required under SFAS No. 123 in Note 10.

                                   CASH AND CASH EQUIVALENTS

                                   For the purpose of the balance sheet and the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.


                                      F-7

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 2   SUMMARY OF SIGNIFICANT    INVENTORIES
         ACCOUNTING POLICIES
         (CONTINUED)               Inventories are stated at the lower of cost (first-in, first-out) or market.  Provision has been made to reduce obsolete
                                   inventories to their net realizable value.  Inventories contain components and assemblies in excess of the Company's current estimated requirements and these are reserved for at December
                                   31, 2000.  Due to competitive and market pressures, it is
                                   reasonably possible that additional provisions could be required in the future.  Inventories consist of the following:


                                   Raw materials                                     $  326,491
                                   Work-in-process                                      803,862
                                   Demonstration inventory                              125,596
                                   -------------------------------------------------------------

                                                                                      1,255,949
                                   Reserve for inventory obsolescence
                                     and demonstration inventory
                                     refurbishing costs                                (149,300)
                                   -------------------------------------------------------------
                                                                                     $1,106,649
                                   =============================================================


                                   Certain of the Company's products contain components that are supplied by a limited number of third parties.  While the
                                   Company has an inventory of these components, any significant prolonged shortage of these components, or the failure of these supplies to maintain or enhance these components could
                                   materially adversely affect the Company's results of operations.

                                   PROPERTY AND EQUIPMENT

                                   Property and equipment are stated at cost.  Depreciation and amortization are computed using the straight-line method over the estimated lives of the assets, which range from two to seven years.  Amortization of leasehold improvements is provided on the straight-line basis over the lesser of the lease term or the estimated useful lives of the assets.


                                      F-8

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 2   SUMMARY OF SIGNIFICANT    REVENUE RECOGNITION
         ACCOUNTING POLICIES
         (CONTINUED)               Revenues from product sales to Value Added Resellers (VAR),
                                   Original Equipment Manufacturers (OEM), and end users are
                                   recognized upon shipment to the customer, whereby risk of loss has been transferred to the customer, the price and terms have been fixed, and no right of return exists.  The company further recognizes revenues from warranty contracts on a straight-line basis over the contractual life of the warranty.  The
                                   unrecognized balance of the warranty is recorded as deferred revenue on the balance sheet.

                                   ADVERTISING COSTS

                                   The Company expenses all advertising costs, including direct response advertising costs, as they are incurred.  There were no significant advertising expenses for the eight months ended
                                   December 31, 2000.

                                   LOSS PER SHARE

                                   The computation of loss per share is based on the weighted average number of shares outstanding during the period
                                   presented in accordance with Statement of Financial
                                   Accounting Standards No. 128, "Earnings Per Share" (See Note
                                   9).

                                   RISKS DUE TO CONCENTRATION OF SIGNIFICANT CUSTOMERS

                                   During the eight months ended December 31, 2000, four
                                   customers accounted for 44% of net revenues.  As of December
                                   31, 2000 approximately 45% of accounts receivable were
                                   concentrated with five customers.  To reduce credit risk relating to all customers, the Company performs ongoing credit
                                   evaluations of customers' financial conditions and limits the amount of credit extended when considered necessary, but
                                   generally requires no collateral on product sales.  The Company maintains allowances for sales returns, estimated bad debt losses, and for unallowable costs on government grants to
                                   address potential undetected credit risks.


                                      F-9

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 2   SUMMARY OF SIGNIFICANT    NEW PRONOUNCEMENTS
         ACCOUNTING POLICIES
         (CONTINUED)               In June 1998, the Financial Accounting Standards Board
                                   ("FASB") issued Statement of Financial Accounting Standards
                                   ("SFAS") No. 133, "Accounting for Derivative Instruments and
                                   Hedging Activities" ("SFAS No. 133").  SFAS 133 requires the recognition of fair value of all derivative instruments on the balance sheet.  Subsequent to the issuance of SFAS 133, the
                                   FASB received many requests to clarify certain issues causing difficulties in implementation.  In June 2000, the FASB issued
                                   SFAS 138, which responds to those requests by amending
                                   certain provisions of SFAS 133.  These amendments include
                                   allowing foreign-currency denominated assets and liabilities to qualify for hedge accounting, permitting the offsetting of certain interentity foreign currency exposures that reduce the need for third-party derivatives and redefining the nature of interest rate risk to avoid sources of ineffectiveness.  The
                                   Company is adopting SFAS 133 and the corresponding
                                   amendments under SFAS 138 effective as of December 31,
                                   2000.  The impact of adopting SFAS 133, as amended by SFAS
                                   138, is not significant.

                                   Historically, the Company has not entered into derivative
                                   contracts either to hedge existing risks or for speculative purposes.  Accordingly, the Company does not expect the
                                   adoption of the new standard to have a material impact on the
                                   Company's financial position, results of operations, or cash flows.

                                   In March 2000, the FASB issued Interpretation No. 44 (FIN
                                   44), Certain Transactions Involving Stock Compensation, an
                                   interpretation of APB Opinion No. 25.  FIN 44 clarifies the application of Opinion No. 25 for (a) the definition of an employee for purposes of applying Opinion No. 25, (b) the
                                   criteria for determining whether a plan qualifies as a non-
                                   compensatory plan, (c) the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock
                                   compensation awards in a business combination.  FIN 44
                                   became effective July 2, 2000, but certain conclusions cover specific events that occur after either December 15, 1998, or
                                   January 15, 2000.  FIN 44 did not have a material impact on the
                                   Company's financial position, results of operations, or cash flows.


                                      F-10

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 3   SUBSEQUENT EVENTS         The Company plans to merge with Amnis Systems Inc. and
                                   Subsidiary (Amnis).  Under the terms of the planned merger, each issued and outstanding share of Company common stock
                                   will be converted into the right to receive 0.10 shares of Amnis common stock rounded to the nearest whole share; each
                                   outstanding but unexercised option to purchase common stock of the Company will be converted into an option to acquire the number of shares of Amnis common stock equal to the product of 0.10 multiplied by the number of shares of Company
                                   common stock that would have been obtained before the merger rounded to the nearest whole share; each outstanding warrant to purchase common stock of the Company will be converted into a warrant to acquire the number of shares of Amnis common
                                   stock equal to the product of 0.10 multiplied by the number of shares of Company common stock that would have been
                                   obtained before the merger, rounded to the nearest whole share.
                                   Thereafter, all existing shares of the Company will cease to be outstanding and will be canceled and retired.  Current
                                   shareholders of the Company can exercise appraisal rights prior to the merger closing and be paid for their shares at the
                                   appraisal value of their shares in lieu of participating in this merger.  Additional information can be found in the Agreement and Plan of Merger with Amnis Systems Inc.

                                   Upon completion of the merger, Optivision will become a
                                   wholly-owned subsidiary of Amnis Systems Inc.

                                   Related to this the Company has obtained $2,000,000 in
                                   convertible loan and warrant financing.  The Company has also entered into an arrangement to obtain up to an additional
                                   5,000,000 in new equity financing subject to completion of the merger.

NOTE 4   ACCOUNTS RECEIVABLE       In October, 1998, the Company entered a financing
         FINANCING                 arrangement with Pacific Business Funding whereby funds
                                   were provided to the Company in exchange for factoring
                                   accounts receivable.  Funding was based on 80% of qualified receivables.  The Company is liable for any uncollected
                                   receivables.  As of December 31, borrowings under this
                                   agreement were $1,138,598.  The Company has currently
                                   exceeded its credit limit available on this agreement. This amount is included on the balance sheet as "Financing
                                   obligations collateralized by account receivable".


                                      F-11

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 5   NOTES PAYABLE             In prior years, the Company obtained equipment financing lines of $2,000,000 and $1,000,000, respectively, through Venture
                                   Lending and Leasing, Inc.  The full amount under both
                                   equipment financing lines was drawn down by the Company
                                   under two notes, one note for $2,000,000 and a second note for
                                   1,000,000 (collectively, the "Notes").  The Notes bear interest at 17%, are secured by equipment, fixtures and records, and contain certain covenants.  The covenants include the
                                   requirement that the Company maintain compliance with the
                                   covenants included in the Company's revolving line of credit.
                                   The Company was not in compliance with the covenants
                                   contained in the revolving line of credit, and therefore the
                                   Notes are due on demand and have been reflected as a current liability in the accompanying financial statements.  Based on the borrowing rates currently available to the Company, the carrying amount of the notes payable approximates their fair value.


NOTE 6   STOCKHOLDERS' NOTES       Certain stockholders loaned the Company funds beginning in
         PAYABLE                   April of 1999 and through December 31, 2000.  These loans
                                   were all due in one year and included interest rates of 10%.
                                   The carrying value of these notes payable approximates their fair value.


NOTE 7   CONVERTIBLE DEBT          During the eight months ended December 31, 2000, seven
                                   individuals loaned the Company a total of $2,800,000 in
                                   exchange for unsecured promissory notes.  The notes bear
                                   interest at 10% per annum and all principle and interest is due and payable on demand.  These notes, with accrued interest, are convertible to common stock of the Company at $1 per share.
                                   The carrying value of these notes payable approximates their fair value.


                                      F-12

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 8   COMMITMENTS AND           LEASE COMMITMENTS
         CONTINGENCIES
                                   The Company leases equipment, as well as office and
                                   manufacturing space, under non-cancelable capital and
                                   operating leases, which expire on various dates through August
                                   2002.  The lease agreement for one of the Company's office facilities provides for scheduled rent increases throughout the life of the lease.  Rent expense under this agreement is being recognized on a straight-line basis over the term of the lease.
                                   The difference between the amounts paid and the amounts
                                   expensed for accounting purposes on the straight-line basis is classified as deferred rent in the accompanying balance sheet.
                                   Rental expense was approximately $827,200 for the eight
                                   months ended December 31, 2000.

                                   Minimum rental payments under these leases are as follows:


                                                                      Capital   Operating
                                                                     ---------------------
                                   2001                              $  3,771   $1,067,500
                                   2002                                            636,705
                                   -------------------------------------------------------
                                   Future minimum lease
                                     payment                            3,771   $1,704,205
                                                                                ==========

                                   Less amount representing
                                    interest (8% to 24%)               (  83)
                                                                     ---------
                                   Present value of future minimum
                                     lease payments                  $  3,688
                                                                     =========


                                      F-13

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 8   COMMITMENTS AND           The Company subleased a portion of its leased facilities under
         CONTINGENCIES             an operating lease that is scheduled to expire September 1,
         (CONTINUED)               2001.  Sublease income for the eight months ended December
                                   31, 2000 was $592,592.  These amounts were recorded as a
                                   reduction of rent expense on the Statement of Operations.

                                   At December 31, 2000 the Company had $434,964 of capital
                                   lease assets with accumulated amortization of $268,666.
                                   Amortization expense for the eight months ended December 31.
                                   2000 was $53,077.

                                   PROVISION FOR CONTRACT COSTS

                                   As of December 31, 2000, the Company has accrued a
                                   provision for contract costs of $125,264.  The Company's SBIR contracts are subject to audit by the Defense Contract Audit
                                   Association ("DCAA") with respect to claims made by the
                                   Company under the SBIR contracts.  The Company has made
                                   an estimate of the costs of disallowable items under the SBIR contracts that is based on management's best estimate of the ultimate settlement and management's review of the Company's claims and the regulations covering allowable items under
                                   SBIR contracts.  Should the final settlement with the DCAA result in a significantly different liability from that accrued, the
                                   Company's operating results and financial condition could be materially and adversely affected.

                                   GUARANTEE TO FEDERAL GOVERNMENT FOR CONTRACTS ASSIGNED
                                   TO ONI

                                   Certain government contracts were assigned to ONI as part of a spin-off during 1998.  After the government has approved the assignment of contract to ONI, the Company as transferor,
                                   remains a guarantor of the successful completion of the
                                   contracts by ONI.  As of April 30, 1998, the total contract value of contracts assigned to ONI, and subject to guarantee by the
                                   Company was $7,047,000.  As of December 31, 2000 the
                                   Company has not determined which, if any, of these contracts have been closed and as a result, what is the amount of the reduced liability exposure.


                                      F-14

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 9   LOSS PER SHARE            Since the Company has a net loss for the period presented, net loss per share on a diluted  basis is equivalent to basic net loss per share because the effect of converting outstanding stock options, warrants, convertible debt and other common stock equivalents would be anti-dilutive. Basic and diluted loss per share was calculated based on outstanding common stock and equivalents of
                                   23,839,216.


                                      F-15

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 10  STOCK OPTION PLANS        The Company has two stock option plans, the 1987 Stock
                                   Option Plan (the "1987 Plan") and the 1997 Stock Option Plan
                                   (the "1997 Plan").  The 1997 Plan will supercede the 1987 Plan such that no future grants will be made under the 1987 Plan.
                                   As of April 30, 2000, the Board of Directors had authorized an aggregate of 8,232,730 shares of common stock to be reserved for options to be granted under the 1997 plan for the grant of both incentive stock options ("ISOs") and nonstatutory stock options ("NSOs").  On May 25, 2000 the Board of Directors
                                   approved  increases in the number of authorized shares under the 1997 Plan from 8,232,730 to 45,000,000.  The 1997 plan specifies that the exercise price of ISOs will not be less than
                                   100% (110% for 10% stockholder) of fair market value on the date of grant and that the exercise price of NSOs will not be less than 85% (110% for a 10% stockholder) of fair market
                                   value on the date of grant.  The fair value of the Company's common stock is determined by the Board of Directors.
                                   Options granted under the 1997 Plan generally expire ten years from the date of grant (five years for a 10% stockholder), and vest over five years.
                                   Stock option activity under the Plans is as follows:

                                                                              Weighted
                                                               Number of       Average
                                                                 Shares     Exercise Price
                                   -------------------------------------------------------
                                   Balance, April 30, 2000      5,202,146  $           .19

                                   Granted                     33,257,900              .05
                                   Exercised                      (22,428)             .14
                                   Canceled                      (175,262)             .17
                                   -------------------------------------------------------

                                   Balance, December 31, 2000  38,262,356  $           .06
                                   =======================================================


                                      F-16

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 10  STOCK OPTION PLANS        The following table summarizes information about stock
         (CONTINUED)               options outstanding at December 31, 2000:


                                      Options Outstanding            Options  Exercisable
                          ----------------------------------------  ----------------------
                                        Weighted
                                        Average          Weighted                Weighted
                                        Remaining        Average                 Average
                           Number       Contractual      Exercise   Number       Exercise
Range of Exercise Prices   Outstanding  Life (in years)  Price      Exercisable  Price
-----------------------------------------------------------------------------------------

0.0375 - $0.40             38,262,356             9.27  $     .06   16,098,823  $     .07



                                   At December 31, 2000, based on the financial conditions of the
                                   Company, no value is assigned to these options.

                                   As of December 31, 2000 the Company had reserved the
                                   following shares authorized but unissued common stock:

                                                                                December 31,
                                                                                    2000

                                   Stock options outstanding and
                                     Available to be granted                     44,977,572
                                   =========================================================


NOTE 11  WARRANTS                  As part of a financing agreement, the Company issued
                                   12,500,000 warrants to purchase common stock at a price of
                                   0.225 - $0.425 per share.  An additional 1,000,000 warrants were issued to a vendor with a purchase price of $0.30 per share.

                                        Weighted
                                        Average          Weighted                Weighted
                                        Remaining        Average                 Average
                           Number       Contractual      Exercise   Number       Exercise
Range of Exercise Prices   Outstanding  Life (in years)  Price      Exercisable  Price
-----------------------------------------------------------------------------------------

0.2250 - $0.425            13,500,000           2.645    $  0.268   13,500,000   $  0.268


                                      F-17

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 12  EMPLOYEE BENEFITS         The Company maintains a Profit Sharing and 401(k) plan (the
                                   "Plan").  Under the Profit sharing portion of the Plan, the
                                   Company may contribute a discretionary 5% to those
                                   employees meeting minimum age and length of service
                                   requirements.

                                   Employees may make pre-tax contributions in amounts from
                                   2% to 15% of compensation up to a pre-determined limit each year.  The Company made no matching contributions during the eight months ended December 31, 2000.


NOTE 13  CONCENTRATION OF CREDIT   The Company has identified its financial instruments which are
         RISK                      potentially subject to credit risk.  These financial instruments consist principally of cash and cash equivalents and receivables
                                   (see Note 2).

                                   During the year, the Company had significant operating cash and cash equivalents in excess of the federally insured limits.


NOTE 14  SEGMENT REPORTING         In the normal course of business, the Company sells its product in various foreign countries.  Total sales in foreign countries were as follows for the eight months ended December 31, 2000.

                                   Hong  Kong                                          $   264,303
                                   Other  foreign  countries                               340,928
                                   ---------------------------------------------------------------

                                   Total                                               $   605,231
                                   ===============================================================


                                      F-18

                                                                                       OPTIVISION, INC.

                                                                          NOTES TO FINANCIAL STATEMENTS

=======================================================================================================


NOTE 15  INCOME TAXES              The Company accounts for income taxes in accordance with
                                   SFAS No. 109, "Accounting for Income Taxes."  This
                                   statement provides for an asset and liability approach under which deferred income taxes are provided based upon enacted tax laws and rates applicable to the periods in which the taxes become payable.

                                   The net deferred income tax asset consist of the following:

                                   Deferred income tax assets from:
                                      Federal net operating loss carryforwards     $ 4,290,000
                                      State net operating loss carryforwards           940,000
                                      Cumulative net temporary differences            (176,000)
                                   ------------------------------------------------------------
                                                                                     5,054,000
                                   Valuation allowance                              (5,054,000)
                                   ------------------------------------------------------------
                                   Net deferred income tax assets                  $         0
                                   ============================================================


                                   Net operating loss carryforwards at December 31, 2000 were approximately $12,616,000 for Federal income tax purpose and
                                   10,643,000 for state income tax purposes.  The net operating loss carryforwards expire on various dates through the year
                                   2020.  The Internal Revenue Code contains provisions which may limit the net operating loss carryforwards to be used in any given year upon the occurrence of certain events, including a significant change in ownership interest.  The Company
                                   believes sufficient uncertainty exists regarding the reliability of the net operating loss carryforwards and other timing difference at December 31, 2000.  Accordingly, a valuation allowance has been provided for the entire amount related thereto.

INDEPENDENT  AUDITORS'  REPORT  ON  SUPPLEMENTAL  INFORMATION


BOARD  OF  DIRECTORS
Optivision,  Inc.
Palo  Alto,  California

Our report on our audit of the basic financial statements of Optivision, Inc. for the eight months ended December 31, 2000 appears on page 1. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 21 through 22 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, such information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ HOOD & STRONG LLP



Menlo  Park,  California
February 23, 2001 (except for Note 3 as to which the date is March 30, 2001)

                                                                                                      OPTIVISION, INC.

                                                                                                         BALANCE SHEET

======================================================================================================================

                                                                                                          (Unaudited)
December 31,                                                                                   2000           1999
----------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
  Cash                                                                                     $    214,766   $   300,271
  Accounts receivable, net of allowance for doubtful accounts of $262,725,000 and
     $244,709 for 2000 and 1999, respectively                                                   640,388       939,002
  Inventories                                                                                 1,106,649       669,653
  Prepaid expenses and other                                                                     44,780       120,350
----------------------------------------------------------------------------------------------------------------------

    Total current assets                                                                      2,006,583     2,029,276
----------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT:
  Machinery and equipment                                                                     2,073,292     2,050,193
  Demonstration equipment                                                                       459,921       441,709
  Furniture and fixtures                                                                        548,810       534,632
  Leasehold improvements                                                                        351,565       351,565
----------------------------------------------------------------------------------------------------------------------
                                                                                              3,433,588     3,378,099

  Less:  Accumulated depreciation and amortization                                           (3,047,386)   (2,539,463)
----------------------------------------------------------------------------------------------------------------------
    Property and equipment, net                                                                 386,202       838,636
----------------------------------------------------------------------------------------------------------------------
DEPOSITS                                                                                         93,270        86,453
DEBT ISSUE COSTS                                                                                140,000
----------------------------------------------------------------------------------------------------------------------

                                                                                           $  2,626,055   $ 2,954,365
======================================================================================================================

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
  Notes payable                                                                            $     83,042   $   242,357
  Financing obligations collateralized by accounts receivable                                 1,138,598     1,116,549
  Stockholders' notes payable                                                                 1,572,197       350,000
  Accounts payable - moratorium                                                               1,575,673     1,675,673
  Accounts payable - other                                                                      868,808       364,155
  Convertible debt                                                                            2,800,000
  Deferred rent                                                                                 199,195       247,265
  Accrued liabilities                                                                         1,531,450     1,122,579
  Deferred revenue                                                                               47,819       118,906
----------------------------------------------------------------------------------------------------------------------

    Total current liabilities                                                                 9,816,782     5,237,484

LONG-TERM LIABILITIES:
  Capital lease obligations, net of current portion                                                             5,715
----------------------------------------------------------------------------------------------------------------------

    Total liabilities                                                                         9,816,782     5,243,199
----------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' (DEFICIT):
  Convertible preferred stock, no par value, aggregate
    liquidation preference of $11,133,240:
      Authorized - 3,100,730 shares
      Outstanding - 3,100,730 shares
      As of July 31, 2000 no preferred shares outstanding
  Common stock, no par value:
      Authorized - 100,000,000 shares and 20,000,000 shares in 2000 and 1999, respectively
      Outstanding - 25,493,689 shares and 13,719,181 shares in 2000 and 1999, respectively    7,016,378     6,499,984
  Accumulated deficit                                                                       (14,207,105)   (8,788,818)
----------------------------------------------------------------------------------------------------------------------

    Total stockholders' deficit                                                              (7,190,727)   (2,288,834)
----------------------------------------------------------------------------------------------------------------------

    Total liabilities and stockholder's deficit                                            $  2,626,055   $ 2,954,365
======================================================================================================================

                                                            OPTIVISION, INC.

                                                     STATEMENT OF OPERATIONS

============================================================================


                                                             (Unaudited)
For the Eight Months Ended December 31,       2000              1999
----------------------------------------------------------------------------
SALES                                     $  2,300,334   $        4,653,648

COST OF GOODS SOLD                           1,628,541            2,039,443
----------------------------------------------------------------------------

    Gross margin                               671,793            2,614,205

OPERATING EXPENSES
  Research and development                   1,305,320            1,380,983
  Sales and marketing                        1,682,571            1,735,762
  General and administrative                 1,324,102              904,204
----------------------------------------------------------------------------

                                             4,311,993            4,020,949
----------------------------------------------------------------------------

      Loss from operations                  (3,640,200)          (1,406,744)

OTHER INCOME (EXPENSE)
  Interest expense, net                       (271,888)            (147,978)
  Other, net                                     3,990               70,668
----------------------------------------------------------------------------

      Total other (expense)                   (267,898)             (77,310)
----------------------------------------------------------------------------

      Net loss                              (3,908,098)          (1,484,054)
----------------------------------------------------------------------------

ACCUMULATED DEFICIT, April 30              (10,299,006)          (7,304,763)
----------------------------------------------------------------------------

ACCUMULATED DEFICIT, December 31          $(14,207,104)  $       (8,788,817)
============================================================================

                                                                                         OPTIVISION, INC.

                                                                                  STATEMENT OF CASH FLOWS

=========================================================================================================


                                                                                             (Unaudited)
For the Eight Months Ended December 31,                                           2000           1999
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                   $  (3,908,098)  $(1,484,054)
  Adjustments to reconcile net loss to
    net cash provided by (used in) operating activities:
      Depreciation and amortization                                                330,291       404,876
      Provision for doubtful accounts                                              (17,275)       65,360
      Provision for excess and obsolete inventories                                 99,300        85,930
  Decrease (increase) in accounts receivable                                        85,718       819,060
  Decrease (increase) in inventories                                              (570,181)       80,343
  Decrease (increase) in prepaid expenses and other assets                          52,221        29,642
  Decrease (increase) in deposits                                                   (8,380)        3,450
  Increase in accounts payable                                                     170,526       102,791
  Increase in accrued liabilities                                                  348,937       204,470
  Increase (decrease) in deferred revenue                                          (44,227)      (52,384)
  Decrease in deferred rent                                                        (38,350)      (19,441)
---------------------------------------------------------------------------------------------------------

         Net cash provided by (used in) operating activities                    (3,499,518)      240,043
---------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                              (68,967)
---------------------------------------------------------------------------------------------------------

         Net cash used in investing activities                                     (68,967)
---------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowings from stockholders                                                     895,000       210,000
  Proceeds from financing obligations collateralized by accounts receivable        736,496     1,425,698
  Payments on financing obligations collateralized by accounts receivable         (560,704)   (1,577,309)
  Proceeds from issuance of common stock                                             2,083        14,566
  Payments on notes payable                                                        (85,646)
  Borrowings from convertible debt                                               2,800,000      (134,319)
  Bank overdraft                                                                   (65,925)      (70,870)
---------------------------------------------------------------------------------------------------------

         Net cash provided by (used in) financing activities                     3,721,304      (132,234)
---------------------------------------------------------------------------------------------------------

         Net increase in cash                                                      152,819       107,809

CASH AND CASH EQUIVALENTS, beginning of year                                        61,947       192,462
---------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                                     $     214,766   $   300,271
=========================================================================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Income taxes paid                                                          $         800
  Cash paid for interest                                                     $     107,135   $   120,726
=========================================================================================================

SUPPLEMENTAL DISCLOSURES OF NON-CASH FLOW INFORMATION:
  Debt issue costs included in accounts payable                              $     140,000
  Preferred stock-common stock conversion                                    $   6,033,241
=========================================================================================================

  Shareholder debt-common stock conversion                                   $     500,000
=========================================================================================================

                                OPTIVISION, INC.




================================================================================


                              Financial Statements

                                      and

                          Independent Auditors' Report

                            April 30, 2000 and 1999

INDEPENDENT  AUDITORS'  REPORT


BOARD  OF  DIRECTORS
Optivision,  Inc.
Palo  Alto,  California

We have audited the accompanying balance sheet of OPTIVISION, INC. as of April 30, 2000 and 1999, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Optivision, Inc. as of April 30, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a net loss of $2,994,243 in the year ended April 30, 2000 and has a stockholders' deficit of $3,784,712 and a working capital deficit of $4,516,675 at April 30, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/  HOOD & STRONG LLP



Menlo Park,  California
September  21,  2000

                                                                           OPTIVISION, INC.

                                                                              BALANCE SHEET

===========================================================================================


April 30,                                                           2000           1999
-------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
  Cash                                                          $     61,947   $   192,462
  Accounts receivable, net of allowance for doubtful
   accounts of $280,000 and $200,000 for 2000 and 1999,
   respectively                                                      708,831     1,823,421
  Inventories                                                        635,768       835,927
  Prepaid expenses and other                                          97,001       149,992
-------------------------------------------------------------------------------------------

         Total current assets                                      1,503,547     3,001,802
-------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
  Machinery and equipment                                          2,041,713     2,050,193
  Demonstration equipment                                            438,377       441,709
  Furniture and fixtures                                             532,965       534,632
  Leasehold improvements                                             351,565       351,565
-------------------------------------------------------------------------------------------
                                                                   3,364,620     3,378,099

  Less:  Accumulated depreciation and amortization                (2,717,094)   (2,134,586)
-------------------------------------------------------------------------------------------

         Property and equipment, net                                 647,526     1,243,513
-------------------------------------------------------------------------------------------

DEPOSITS                                                              84,890        89,903
-------------------------------------------------------------------------------------------

                                                                $  2,235,963   $ 4,335,218
===========================================================================================

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
  Bank overdraft                                                $     65,925   $    70,870
  Notes payable                                                      168,688       329,420
  Financing obligations collateralized by accounts receivable        962,806     1,268,161
  Stockholders' notes payable                                      1,177,197
  Accounts payable - moratorium                                    1,675,673     1,675,673
  Accounts payable - other                                           458,282       261,364
  Deferred rent                                                      237,545       266,706
  Capital lease obligations, current portion                          15,787        36,730
  Accrued liabilities                                              1,166,273       918,109
  Deferred revenue                                                    92,046       171,290
-------------------------------------------------------------------------------------------

         Total current liabilities                                 6,020,222     4,998,323

LONG-TERM LIABILITIES:
  Stockholders' notes payable                                                      140,000
  Capital lease obligations, net of current portion                      453        16,240
-------------------------------------------------------------------------------------------

         Total liabilities                                         6,020,675     5,154,563
-------------------------------------------------------------------------------------------

STOCKHOLDERS' (DEFICIT):
  Convertible preferred stock, no par value, aggregate
    liquidation preference of $11,133,240:                         6,033,241     6,033,241
     Authorized - 3,100,730 shares
     Outstanding - 3,100,730 shares
  Common stock, no par value:
     Authorized - 40,000,000 shares and 20,000,000 shares in
     2000 and 1999, respectively
     Outstanding - 9,037,758 shares and 8,894,091 shares
     in 2000 and 1999, respectively                                  481,053       452,177
  Accumulated deficit                                            (10,299,006)   (7,304,763)
-------------------------------------------------------------------------------------------
    Total stockholders' deficit                                   (3,784,712)     (819,345)
-------------------------------------------------------------------------------------------
    Total liabilities and stockholder's deficit                 $  2,235,963   $ 4,335,218
===========================================================================================


                  The accompanying notes are an integral part of this statement.

                                                            OPTIVISION, INC.

                                                     STATEMENT OF OPERATIONS

============================================================================

For the Years Ended April 30,                         2000          1999
----------------------------------------------------------------------------
SALES                                             $ 5,927,405   $13,040,954

COST OF GOODS SOLD                                  2,785,986     5,606,518
----------------------------------------------------------------------------

    Gross margin                                    3,141,419     7,434,436

OPERATING EXPENSES
  Research and development                          1,845,862     2,810,609
  Sales and marketing                               2,682,633     3,940,049
  General and administrative                        1,481,422     1,174,338
----------------------------------------------------------------------------

                                                    6,009,917     7,924,996
----------------------------------------------------------------------------

      Loss from operations                         (2,868,498)     (490,560)

OTHER INCOME (EXPENSE)
  Interest expense, net                              (262,528)     (386,510)
  Other, net                                          136,783       (26,374)
----------------------------------------------------------------------------

       Total other (expense)                         (125,745)     (412,884)
----------------------------------------------------------------------------

      Net loss                                    $(2,994,243)  $  (903,444)
============================================================================


                  The accompanying notes are an integral part of this statement.

                                                                                                    OPTIVISION, INC.

                                                                                  STATEMENT OF STOCKHOLDERS' DEFICIT

====================================================================================================================

For  the  Years  Ended  April  30,  2000  and  1999
--------------------------------------------------------------------------------------------------------------------

                                           Convertible
                                         Preferred Stock          Common Stock                          Total
                                    ----------------------------------------------    Accumulated   Stockholders'
                                      Shares        Amount      Shares     Amount      Deficit     Equity (Deficit)
--------------------------------------------------------------------------------------------------------------------

BALANCE, April 30, 1998              3,100,730   $ 6,033,241   8,591,990  $395,082  $ (6,401,319)  $         27,004

  Exercise of common stock options                               302,101    57,095                           57,095

  Net loss                                                                              (903,444)          (903,444)
--------------------------------------------------------------------------------------------------------------------

BALANCE, April 30, 1999              3,100,730     6,033,241   8,894,091   452,177    (7,304,763)          (819,345)

  Exercise of stock options                                      143,667    28,876                           28,876

  Net loss                                                                            (2,994,243)        (2,994,243)
--------------------------------------------------------------------------------------------------------------------

BALANCE, April 30, 2000              3,100,730   $ 6,033,241   9,037,758  $481,053  $(10,299,006)  $     (3,784,712)
====================================================================================================================


                  The accompanying notes are an integral part of this statement.

                                                                                       OPTIVISION, INC.

                                                                                STATEMENT OF CASH FLOWS

=======================================================================================================


For the Years Ended April 30,                                                    2000          1999
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                   $(2,994,243)  $  (903,444)
  Adjustments to reconcile net loss to
    net cash used in operating activities:
      Depreciation and amortization                                              597,100       655,019
      Loss on disposal of equipment                                                3,443        21,886
      Provision for doubtful accounts                                             80,000      (308,000)
      Provision for excess and obsolete inventories                             (320,000)     (225,756)
  Decrease in accounts receivable                                              1,034,590     1,327,895
  Decrease in inventories                                                        520,159       171,160
  Decrease (increase) in prepaid expenses and other assets                        52,991       (11,445)
  Decrease (increase) in deposits                                                  5,013       (89,903)
  Increase in accounts payable                                                   196,918       515,583
  Increase (decrease) in accrued liabilities                                     248,164      (784,592)
  Decrease in deferred revenue                                                   (79,244)      (27,545)
  Decrease in deferred rent                                                      (29,161)     (661,093)
-------------------------------------------------------------------------------------------------------

          Net cash used in operating activities                                 (684,270)     (320,235)
-------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                             (4,556)     (218,584)
-------------------------------------------------------------------------------------------------------

          Net cash used in investing activities                                   (4,556)     (218,584)
-------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowings from stockholders                                                 1,037,197       140,000
  Proceeds from financing obligations collateralized by accounts receivable    1,755,666     2,262,146
  Payments on financing obligations collateralized by accounts receivable     (2,061,021)     (993,985)
  Proceeds from issuance of common stock                                          28,876        57,095
  Payment on notes payable                                                      (197,462)   (1,410,290)
  Payments on line of credit                                                                  (461,879)
  Bank overdraft                                                                  (4,945)       70,870
-------------------------------------------------------------------------------------------------------

          Net cash provided by (used in) financing activities                    558,311      (336,043)
-------------------------------------------------------------------------------------------------------

          Net decrease in cash                                                  (130,515)     (874,862)

CASH AND CASH EQUIVALENTS, beginning of year                                     192,462     1,067,324
-------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of year                                       $    61,947   $   192,462
-------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

  Cash paid for interest                                                     $   221,327   $   386,510
-------------------------------------------------------------------------------------------------------

  Cash paid for income taxes                                                               $       800
-------------------------------------------------------------------------------------------------------


                  The accompanying notes are an integral part of this statement.

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================================

NOTE 1   DESCRIPTION OF COMPANY   Optivision, Inc. (the "Company"), a California corporation, makes hardware and software products for the creation,
                                  management and transmission of compressed high quality digital video over broadband computer networks. The Company's network video products are distributed primarily in the United States of America, Europe, and Pacific Rim countries both directly and through leading industry partners.

                                  Optivision's products are used in diverse applications such as distance learning, corporate training, video courier services, telemedicine, surveillance and visual collaboration.

                                  The Company is subject to a number of business risks affecting companies at a similar stage of development, including
                                  competition from companies with greater resources and
                                  alternative technologies, the ability to obtain financing to fund future operations, dependence on new product introductions in a rapidly changing technological environment, dependence on a limited number of customers, dependence on key employees
                                  and the ability to attract and retain additional qualified personnel.

                                  The accompanying financial statements have been prepared
                                  assuming that the Company will continue as a going concern.
                                  The Company incurred a net loss of $2,994,243 for the year ended April 30, 2000 and $903,444 for 1999, and has a working capital deficit of $4,516,675 for April 30, 2000 and $1,996,521 for 1999.  These factors raise substantial doubt about the
                                  Company's ability to continue as a going concern.  The
                                  Company has funding plans that include raising additional
                                  financing from third parties and negotiating a line of credit with a bank.  Subsequent to April 30, 2000, the Company reached a tentative agreement with creditors that will reduce the amount of outstanding obligations, a stockholder converted a loan into common stock investment and the Company entered a merger
                                  arrangement that will provide some funding for operations and payments of obligations (see Note 3).  There is no assurance that the Company will be able to achieve successful operations, obtain sufficient financing or obtain a line of credit.  The accompanying financial statements do not include any
                                  adjustments that might result from the outcome of these
                                  uncertainties.


                                      F-30

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================

NOTE 2   SUMMARY OF SIGNIFICANT   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
         ACCOUNTING POLICIES
                                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the
                                  period.  The Company has made an estimate of additional costs related to disallowable items that may arise from the
                                  completion of certain audits of the Company's Small Business
                                  Innovation Research ("SBIR") grants.  Due to the uncertainty related to the ultimate outcome of the audits, the estimate of additional costs is subject to change and actual results could be materially different from this estimate.

                                  STOCK-BASED COMPENSATION

                                  The Financial Accounting Standards Board issued Statement of
                                  Financial Accounting Standards ("SFAS") No. 123,
                                  "Accounting for Stock-Based Compensation," in October 1995.
                                  SFAS No. 123 permits the use of either a fair value based
                                  method or the method defined in Accounting Principles Board
                                  ("APB") Opinion 25, "Accounting for Stock Issued to
                                  Employees," to account for stock-based compensation
                                  arrangements.  Companies that elect to employ the valuation method provided in APB No. 25 are required to disclose the pro forma net income (loss) that would have resulted from the use of the fair value based method.  The Company has elected to continue to determine the value of stock-based compensation arrangements under the provisions of APB No. 25 and,
                                  accordingly, it has included the pro forma disclosures required under SFAS No. 123 in Note 10.

                                  CASH AND CASH EQUIVALENTS

                                  For the purpose of the balance sheet and the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.  As of April 30, 2000 and 1999, the
                                  Company's cash and cash equivalents consist of checking and savings accounts.


                                      F-31

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================

NOTE 2   SUMMARY OF SIGNIFICANT   INVENTORIES
         ACCOUNTING POLICIES
         (CONTINUED)              Inventories are stated at the lower of cost (first-in, first-out)
                                  or market.  Provision has been made to reduce obsolete
                                  inventories to their net realizable value.  Inventories contain components and assemblies in excess of the Company's current estimated requirements and these were reserved for at April 30,
                                  2000 and 1999.  Due to competitive and market pressures, it is reasonably possible that additional provisions could be required in the future.  Inventories consist of the following:

                                                                        2000          1999

                                  Raw materials                       $206,551   $  438,588
                                  Work-in-process                      470,710      398,796
                                  Finished goods                                     27,695
                                  Demonstration inventory                8,507      340,848
                                  ----------------------------------------------------------

                                                                       685,768    1,205,927
                                  Reserve for inventory obsolescence
                                    and demonstration inventory
                                    refurbishing costs                 (50,000)    (370,000)
                                  ----------------------------------------------------------

                                                                      $635,768   $  835,927
                                  ==========================================================


                                  Certain of the Company's products contain components that are supplied by a limited number of third parties.  While the
                                  Company has an inventory of these components, any significant prolonged shortage of these components, or the failure of these supplies to maintain or enhance these components could
                                  materially adversely affect the Company's results of operations.

                                  PROPERTY AND EQUIPMENT

                                  Property and equipment are stated at cost.  Depreciation and amortization are computed using the straight-line method over the estimated lives of the assets, which range from two to seven years.  Amortization of leasehold improvements is provided on the straight-line basis over the lesser of the lease term or the estimated useful lives of the assets.


                                      F-32

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================

NOTE 2   SUMMARY OF SIGNIFICANT   REVENUE RECOGNITION
         ACCOUNTING POLICIES
         (CONTINUED)              Revenues from product sales to Value Added Resellers (VAR),
                                  Original Equipment Manufacturers (OEM), and end users are
                                  recognized upon shipment to the customer, whereby risk of loss has been transferred to the customer, the price and terms have been fixed, and no right of return exists.  The company further recognizes revenues from warranty contracts on a straight-line basis over the contractual life of the warranty.  The
                                  unrecognized balance of the warranty is recorded as deferred revenue on the balance sheet.

                                  Revenues generated from the sale of the Company's products under U.S. Government SBIR development contracts.
                                  Revenues from the sale of the Company's services consist of contract revenues under fixed price and cost-plus-fixed-fee U.S.
                                  Government SBIR program research contracts.  Contract
                                  revenues are recognized as costs are incurred for these
                                  contracts.
                                  RISKS DUE TO CONCENTRATION OF SIGNIFICANT CUSTOMERS

                                  During the fiscal year ended April 30, 2000 and 1999, two
                                  customers accounted for 22% and 31% of net revenues.  As of
                                  April 30, 2000 and 1999 approximately 33% and 48% of
                                  accounts receivable were concentrated with three customers.
                                  To reduce credit risk relating to all customers, the Company performs ongoing credit evaluations of customers' financial conditions and limits the amount of credit extended when
                                  considered necessary, but generally requires no collateral on product sales.  The Company maintains allowances for sales returns, estimated bad debt losses, and for unallowable costs on government grants to address potential undetected credit risks.

                                  SOFTWARE DEVELOPMENT COSTS

                                  SFAS No. 86, "Accounting for the Costs of Computer Software
                                  to be Sold, Leased or Otherwise Marketed," requires the
                                  capitalization of certain computer software development costs incurred after technological feasibility is established.  Amounts qualifying for capitalization under this statement are immaterial and have not been capitalized to date.


                                      F-33

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


NOTE 2   SUMMARY OF SIGNIFICANT   COMPREHENSIVE INCOME REPORTING
         ACCOUNTING POLICIES:
         (CONTINUED)              In June 1997, the Financial Accounting Standards Board issued
                                  SFAS No. 130, "Reporting Comprehensive Income," which
                                  established standards for reporting and presentation of
                                  comprehensive income.  SFAS No. 130, which was adopted by
                                  the Company in 1999, requires companies to report a new
                                  measurement of income.  "Comprehensive Income" is to
                                  include foreign currency translation gains and losses and other unrealized gains and losses that have historically been excluded from net income and instead in equity.  SFAS No. 130 does not have a material impact on its financial statements.

NOTE 3   SUBSEQUENT EVENTS        On May 22, 2000 a proposal by the Company was accepted by
                                  the Creditors' Committee of Optivision, Inc. that would settle outstanding obligations shown on the balance sheet as
                                  "Accounts payable - moratorium" at a rate of 35 cents per
                                  dollar assuming payment of $100,000 by June 30, 2000 and
                                  470,000 by September 30, 2000.  The Company submitted
                                  payment of $100,000 by September 19, 2000.  Ratification of at
                                  least 80% of the creditors is pending that would make the
                                  proposal effective.

                                  On May 25, 2000 one of the Company's shareholders and
                                  officers converted $500,000 of a loan to the Company (see Note
                                  6) plus accrued interest into 13,333,333 shares of common
                                  stock at a per share rate of .0375.  The Company also increased the number of authorized shares of common stock to
                                  100,000,000.  Finally, all outstanding preferred shares were converted into common stock shares at a rate of 1:1.


                                      F-34

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


NOTE 3   SUBSEQUENT EVENTS        On September 11, 2000 the Company agreed to a plan of
         (CONTINUED)              merger.  Under this agreement the Company will merge with
                                  Amnis Systems, Inc. and ASI Acquisition, Inc.  All existing shareholders of Optivision will receive .1 share of Amnis
                                  Systems, Inc. for each share of common stock upon the close of the merger (expected date of close is November 1, 2000).
                                  Thereafter, all existing shares of the Company will cease to be outstanding and will be canceled and retired.  All existing stock options outstanding at the time of closing will be converted into options to acquire Amnis Systems, Inc. stock in the same ratio as the current shareholders exchange (.1 share of Amnis for every 1 share of existing option).  All existing warrant holders will have similar rights to Amnis Systems, Inc. in the same ratio as mentioned above.  Current shareholders of the Company can exercise appraisal rights prior to the merger closing and be paid for their shares at the appraisal value of their shares in lieu of participating in this merger.

                                  Upon completion of the merger, Optivision will become a
                                  wholly-owned subsidiary of Amnis Systems, Inc.

                                  Related to this merger is an arrangement to obtain $2,000,000 in a convertible loan and warrant financing and, subject to completion of the merger, up to $5,000,000 further in new
                                  equity financing.


NOTE 4   ACCOUNTS RECEIVABLE      In October, 1998, the Company entered a financing
         FINANCING                arrangement with Pacific Business Funding whereby funds
                                  were provided to the Company in exchange for factoring
                                  accounts receivable.  Funding was based on 80% of qualified receivables.  The Company is liable for any uncollected
                                  receivables.  As of April 30, 2000 and 1999 uncollected
                                  receivables subject to this agreement were $962,806 and
                                  1,268,161, respectively.  These amounts are included on the balance sheet as "Financing obligations collateralized by
                                  account receivable".


                                      F-35

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================

NOTE 5   NOTES PAYABLE            In prior years, the Company obtained equipment financing lines of $2,000,000 and $1,000,000, respectively, through Venture
                                  Lending and Leasing, Inc.  The full amount under both
                                  equipment financing lines was drawn down by the Company
                                  under two notes, one note for $2,000,000 and a second note for
                                  1,000,000 (collectively, the "Notes").  The Notes are secured by equipment, fixtures and records and contain certain
                                  covenants.  The covenants include the requirement that the
                                  Company maintain compliance with the covenants included in the Company's revolving line of credit The Company was not in compliance with the covenants contained in the revolving line of credit, and therefore the Notes are due on demand and have been reflected as a currently liability in the accompanying financial statements.  Based on the borrowing rates currently available to the Company, the carrying amount of the notes payable approximates their fair value.


NOTE 6   STOCKHOLDERS' NOTES      Certain stockholders loaned the Company funds beginning in
         PAYABLE                  April, 1999 and through April 30, 2000.  These loans were all due in one year and included interest rates of 10%.


NOTE 7   COMMITMENTS AND          LEASE COMMITMENTS
         CONTINGENCIES
                                  The Company leases equipment, as well as office and
                                  manufacturing space, under non-cancelable capital and
                                  operating leases, which expire on various dates through
                                  October 2003.  The lease agreement for one of the Company's office facilities provides for scheduled rent increases
                                  throughout the life of the lease.  Rent expense under this agreement is being recognized on a straight-line basis over the term of the lease.  The difference between the amounts paid and the straight-line basis over the term of the lease.  The difference between the amounts paid  and the amounts expensed for
                                  accounting purposes on the straight-line basis is classified as deferred rent in the accompanying balance sheet.  Rental
                                  expense was approximately $1,342,000 and $1,219,000 for the years ended April 30, 2000 and 1999.


                                      F-36

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


NOTE 7   COMMITMENTS AND          LEASE COMMITMENTS (CONTINUED)
         CONTINGENCIES
         (CONTINUED)              Minimum rental payments under these leases are as follows:


                                                                     Capital    Operating
                                                                   -----------  ----------
                                 2001                              $   17,163   $  951,674
                                 2002                                     453      989,741
                                 2003                                            1,029,331
                                 2004                                              524,757
                                 ---------------------------------------------------------
                                 Future minimum lease
                                   payment                             17,616   $3,495,503
                                                                                ==========
                                 Less amount representing
                                   interest (8% to 24%)               ( 1,376)
                                                                   -----------
                                 Present value of future minimum
                                   lease payments                  $   16,240
                                                                   ===========


                                      F-37

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


                                  The Company subleased a portion of its leased facilities under an operating lease that is scheduled to expire December 31,
                                  2000.  Sublease income for the years ended April 30, 2000 and
                                  1999 was $984,107 and $328,036.  These amounts are reflected as a reduction of rent expense on the Statement of Operations.

                                  At April 30, 2000 and 1999, the Company had $434,964 of
                                  capital lease assets with accumulated amortization of $215,589 and $137,566, respectively.  Amortization expense for the years ended April 30, 2000 and 1999 was $78,023 and $76,031,
                                  respectively.

                                  PROVISION FOR CONTRACT COSTS

                                  As of April 30, 2000 and 1999, the Company has accrued a
                                  provision for contract costs of $116,688 and $119,146,
                                  respectively.  The Company's SBIR contracts are subject to audit by the Defense Contract Audit Association ("DCAA")
                                  with respect to claims made by the Company under the SBIR
                                  contracts.  The Company has made an estimate of the costs of disallowable items under the SBIR contracts that is based on management's best estimate of the ultimate settlement and
                                  management's review of the Company's claims and the
                                  regulations covering allowable items under SBIR contracts.
                                  Should the final settlement with the DCAA result in a
                                  significantly different liability from that accrued, the
                                  Company's business operating results and financial condition could be materially and adversely affected.


                                      F-38

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


NOTE 7   COMMITMENTS AND          GUARANTEE TO FEDERAL GOVERNMENT FOR CONTRACTS ASSIGNED
         CONTINGENCIES            TO ONI
         (CONTINUED)
                                  Certain government contracts were assigned to ONI as part of a spin-off during 1998.  After the government has approved the assignment of contract to ONI, the Company as transferor,
                                  remains a guarantor of the successful completion of the
                                  contracts by ONI.  As of April 30, 1998, the total contract value of contracts assigned to ONI, and subject to guarantee by the
                                  Company was $7,047,000.  As of April 30, 2000 the Company
                                  has not determined which, if any, of these contracts have been closed and as a result, what is the amount of the reduced
                                  liability exposure.


NOTE 8   COMMON STOCK             As of April 30, 2000 and 1999 the Company had reserved the following shares authorized but unissued common stock:


                                                                     2000       1999

                                  Conversion of Series A
                                    Preferred Stock                 100,730    100,730
                                  Conversion of Series B
                                    Preferred Stock               3,000,000  3,000,000
                                  Stock options outstanding and
                                    available to be granted       8,475,935  5,341,778
                                  ----------------------------------------------------
                                  Total shares                   11,576,665  8,442,508
                                  ====================================================


                                      F-39

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================================

NOTE 9   CONVERTIBLE PREFERRED    The Company has Series A convertible preferred stock (Series
         STOCK                    A) and Series B convertible preferred stock (Series B).  As of
                                  April 30, 2000 and 1999, Series A and Series B consist of the following, net of issuance costs:


                                                                      2000        1999
                                  Series A:
                                    Authorized - 100,730 shares
                                    Outstanding - 100,730 shares;
                                     Liquidation preference of
                                       $33,240                     $   33,240  $   33,240

                                  Series B:
                                    Authorized - 3,000,000 shares
                                    Outstanding - 3,000,000 shares;
                                     Liquidation preference of
                                       $11,100,000                  6,000,000   6,000,000
                                  -------------------------------------------------------
                                                                   $6,033,241  $6,033,241
                                  =======================================================

                                  The rights, restrictions and preferences of the Series A and
                                  Series B convertible preferred stock are as follows:


                                  -  Each share of Series A and Series B is convertible, at the option of the shareholder, into one share of common stock, subject to adjustments to prevent dilution as provided in the stock agreements.

                                  -  The holders of convertible preferred stock are entitled to the number of votes equal to the number of shares of
                                     common stock into which each share of convertible
                                     preferred stock could be converted.

                                  -  The holders of Series B shall be entitled to elect two
                                     directors, and to remove from office such directors and fill any vacancy caused by the resignation, death or removal of such directors.  The holders of Series A and common stock, voting as a class, shall be entitled to elect four directors.

                                  -  Each share of Series A and Series B will automatically
                                     convert into common stock in the event of the closing of an underwritten public offering of the Company's common
                                     stock.


                                      F-40

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


NOTE 9   CONVERTIBLE PREFERRED    -  Each Series A preferred stockholder is entitled to receive
         STOCK (CONTINUED)           annual dividends at a rate of $0.0166 per Series A share
                                     when, and if, declared by the Board of Directors, prior to payment of dividends on common stock.  Each Series B
                                     preferred shareholder is entitled to participate in all
                                     dividends, other than a dividend payable solely in shares of common stock, on a pro-rata basis with Series A or common
                                     stock shareholders based on the number of shares of
                                     common stock into which each share of Series B could be
                                     converted.  Dividends are non-cumulative.  No dividends
                                     have been declared through April 30, 2000 and 1999.

                                  -  In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of Series A are entitled to receive $0.33 per Series A share plus any declared by
                                     unpaid dividends prior to any distribution to the holders of common stock.  In the event of liquidation, dissolution of winding up of the Company, the holders of Series B are
                                     entitled to receive an amount equal to $2.00 multiplied by
                                     (1.25)(t) (where t is the number of years elapsed from July
                                     28, 1995) for each share plus any declared or unpaid
                                     dividends prior to any distributions to the holders of Series
                                     A or common stock.

NOTE 10  STOCK OPTION PLANS          The Company has two stock option plans, the 1987 Stock
                                     Option Plan (the "1987 Plan") and the 1997 Stock Option Plan
                                     (the "1997 Plan").  The 1997 Plan will supercede the 1987 Plan such that no future grants will be made under the 1987 Plan.
                                     As of April 30, 1998, the Board of Directors had authorized an aggregate of 1,000,000 shares of common stock to be reserved for options to be granted under the 1997 plan for the grant of both incentive stock options ("ISOs") and nonstatutory stock options ("NSOs").  The Board of Directors approved an
                                     increase in the number of authorized shares under the 1997 Plan from 1,000,000 to 8,732,730.  The 1997 plan specifies that the exercise price of ISOs will not be less than 100% (110% for
                                     10% stockholder) of fair market value on the date of grant and that the exercise price of NSOs will not be less than 85%
                                     (110% for a 10% stockholder) of fair market value on the date of grant.  The fair value of the Company's common stock is determined by the Board of Directors.  Options granted under the 1997 Plan generally expire ten years from the date of grant
                                     (five years for a 10% stockholder), and vest over five years.


                                      F-41

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


NOTE 10  STOCK OPTION PLANS       Stock option activity under the Plans is as follows:
         (CONTINUED)

                                                                             Weighted
                                                            Number of         Average
                                                              Shares      Exercise Price
                                  ------------------------------------------------------

                                  Balance, April 30, 1998    1,862,130   $           .37

                                  Granted                    4,361,363               .20
                                  Exercised                   (302,101)              .20
                                  Canceled                  (1,982,644)              .20
                                  ------------------------------------------------------
                                  Balance, April 30, 1999    3,938,748               .20

                                  Granted                    3,300,015               .19
                                  Exercised                   (143,667)              .20
                                  Canceled                  (1,892,950)              .20
                                  ------------------------------------------------------
                                  Balance, April 30, 2000    5,202,146   $           .19
                                  ======================================================

                                  The following table summarizes information about stock options outstanding at April 30:

                                       Options Outstanding           Options Exercisable
                           ---------------------------------------  --------------------
                                            Weighted
                                             Average      Weighted              Weighted
                                            Remaining      Average               Average
                             Number       Contractual     Exercise    Number    Exercise
Range of Exercise Prices   Outstanding  Life (in years)    Price    Exercisable   Price
-----------------------------------------------------------------------------------------

1999      $ .20             3,938,748             9.47  $     .20      791,701  $  .20

2000      $ .05 - $.20      5,202,146             9.02  $      19    2,176,025  $  .20

                                  At April 30, 2000, based on the financial conditions of the
                                  Company, no value is assigned to these options.


                                      F-42

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================

NOTE 11  EMPLOYEE BENEFITS        The Company maintains a Profit Sharing and 401(k) plan (the
                                  "Plan").  Under the Profit sharing portion of the Plan, the
                                  Company may contribute a discretionary 5% to those
                                  employees meeting minimum age and length of service
                                  requirements.

                                  Employees may make pre-tax contributions in amounts from
                                  2% to 20% of compensation up to a pre-determined limit each year.  The Company made no matching contributions during
                                  2000 or 1999.

NOTE 12  INCOME TAXES             The Company accounts for income taxes in accordance with
                                  SFAS No. 109, "Accounting for Income Taxes."  This
                                  statement provides for an asset and liability approach under which deferred income taxes are provided based upon enacted tax laws and rates applicable to the periods in which the taxes become payable.

                                  The net deferred income tax asset consist of the following:

                                  Deferred income tax assets from:
                                     Federal net operating loss carryforwards  $   3,194,869
                                     State net operating loss carryforwards          694,176
                                     Cumulative net temporary differences            194,114
                                  -----------------------------------------------------------
                                                                                   4,083,159

                                  Valuation allowance                             (4,083,159)
                                  -----------------------------------------------------------
                                  Net deferred income tax assets               $           0
                                  ===========================================================


                                  Net operating loss carryforwards at April 30, 2000 was
                                  approximately $9,128,000 for Federal income tax purpose and
                                  State $7,850,000 for income tax purposes.  The net operating loss carryforwards expire on various dates through the year
                                  2012.  The Internal Revenue Code contains provisions which may limit the net operating loss carryforwards to be used in any given year upon the occurrence of certain events, including a significant change in ownership interest.  The Company
                                  believes sufficient uncertainty exists regarding the reliability of the net operating loss carryforwards and other timing difference at April 30, 2000.  Accordingly, a valuation allowance has been provided for the entire amount related thereto.


                                      F-43

                                                                                OPTIVISION, INC.

                                                                   NOTES TO FINANCIAL STATEMENTS
                                                                                     (CONTINUED)
================================================================================================


NOTE 13  SEGMENT REPORTING        In the normal course of business, the Company sells its product in various foreign countries.  Total sales in foreign countries were
                                  1,332,597 and 1,131,964 for the years ended April 30, 2000 and
                                  1999, respectively.  No one foreign country made up over 10% of total sales in the years ended April 30, 2000 and 1999.


                                                                                                           AMNIS SYSTEMS INC.

                                                                                                       PROFORMA BALANCE SHEET
                                                                                                                  (UNAUDITED)

=============================================================================================================================

December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------

                                             Optivison      Amnis        Total       Proforma    Elimination    Consolidated
                                                                                        Adj
ASSETS

CURRENT ASSETS:
  Cash                                     $    214,766              $    214,766                              $     214,766
  Accounts receivable, net of
  allowance for doubtful                        640,388                   640,388                                    640,388
  accounts of $262,725
  Due from investors                                                                 1,250,000                     1,250,000
  Due from Optivision                                                                1,000,000    (1,000,000)              0
  Due from Amnis                                                                     1,000,000    (1,000,000)              0
  Inventories                                 1,106,649                 1,106,649                                  1,106,649
  Prepaid expenses and other                     44,780                    44,780                                     44,780
-----------------------------------------------------------------------------------------------------------------------------
     Total current assets                     2,006,583                 2,006,583    3,250,000    (2,000,000)      3,256,583
-----------------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
  Machinery and equipment                     2,073,292                 2,073,292                                  2,073,292
  Demonstration equipment                       459,921                   459,921                                    459,921
  Furniture and fixtures                        548,810                   548,810                                    548,810
  Leasehold improvements                        351,565                   351,565                                    351,565
-----------------------------------------------------------------------------------------------------------------------------
                                              3,433,588                 3,433,588                                  3,433,588

  Less:  Accumulated depreciation
         and amortization                    (3,047,386)               (3,047,386)                                (3,047,386)
-----------------------------------------------------------------------------------------------------------------------------
     Property and equipment, net                386,202                   386,202                                    386,202
-----------------------------------------------------------------------------------------------------------------------------

GOODWILL                                                                            13,200,741                    13,200,741
INVESTMENT IN SUBSIDIARY                                                             3,612,971    (3,612,971)              0
OTHER ASSETS                                    233,270                   233,270                                    233,270
-----------------------------------------------------------------------------------------------------------------------------

                                           $  2,626,055              $  2,626,055   20,063,712   ($5,612,971)  $  17,076,796
=============================================================================================================================

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
  Notes payable                            $     83,042              $     83,042                              $      83,042
  Financing obligations collateralized
  by  accounts receivable                     1,138,598                 1,138,598                                  1,138,598
  Stockholders' notes payable                 1,572,197                 1,572,197                                  1,572,197
  Accounts payable - moratorium               1,575,673                 1,575,673                                  1,575,673
  Accounts payable - other                      868,808                   868,808                                    868,808
  Due to Optivision                                                                  1,000,000    (1,000,000)              0
  Due to Amnis                                                                       1,000,000    (1,000,000)              0
  Due to investor                                                                      250,000                       250,000
  Convertible debt                            2,800,000                 2,800,000   (2,800,000)                            0
  Deferred rent                                 199,195                   199,195                                    199,195
  Accrued liabilities                         1,531,450                 1,531,450     (111,685)                    1,419,765
  Deferred revenue                               47,819                    47,819                                     47,819
-----------------------------------------------------------------------------------------------------------------------------
    Total current liabilities                 9,816,782                 9,816,782     (661,685)   (2,000,000)      7,155,097

STOCKHOLDERS' (DEFICIT):
  Convertible preferred stock, no
   par value, aggregate liquidation
   preference of $11,133,240:
     Authorized - 3,100,730 shares
     Outstanding - 0 shares
  Common stock, $0.0001 par value:
     Authorized - 100,000,000 shares
     Outstanding - 11,356,597 shares          7,016,377      2,630      7,019,007    2,798,505    (9,816,377)          1,135
  Additional Paid-in capital                               110,423        110,423   15,628,886    (2,405,507)     13,333,802
  Accumulated deficit                       (14,207,104)  (113,053)   (14,320,157)   2,298,006     8,608,913      (3,413,238)
-----------------------------------------------------------------------------------------------------------------------------

     Total stockholders' deficit             (7,190,727)         0     (7,190,727)  20,725,397    (3,612,971)      9,921,699
-----------------------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholder's
      deficit                              $  2,626,055          0   $  2,626,055   20,063,712   ($5,612,971)  $  17,076,796
=============================================================================================================================

                                                                                                 AMNIS SYSTEMS INC.

                                                                                   PROFORMA STATEMENT OF OPERATIONS
                                                                                                        (UNAUDITED)

===================================================================================================================

For the Year Ended December 31, 2000
-------------------------------------------------------------------------------------------------------------------

                                Optivision      Amnis         Total      Proforma Adj   Elimination   Consolidated

SALES                          $  3,574,090               $  3,574,090                               $   3,574,090
                                                                                                                 0
COST OF GOODS SOLD                2,377,230                  2,377,230                                   2,377,230
-------------------------------------------------------------------------------------------------------------------

    Gross margin                  1,196,860                  1,196,860              0             0      1,196,860

OPERATING EXPENSES:
  Research and development        1,772,474                  1,772,474                                   1,772,474
  Sales and marketing             2,630,810                  2,630,810                                   2,630,810
  General and administrative      1,897,492     110,923      2,008,415                                   2,008,415
  Amortization of goodwill                                           0      3,300,185                    3,300,185
-------------------------------------------------------------------------------------------------------------------

                                  6,300,776     110,923      6,411,699      3,300,185             0      9,711,884
-------------------------------------------------------------------------------------------------------------------

    Loss from operations         (5,103,916)   (110,923)    (5,214,839)    (3,300,185)            0     (8,515,024)

OTHER INCOME (EXPENSE):
  Interest expense, net            (385,609)                  (385,609)       111,685                     (273,924)
  Equity loss in subsidiary                                                (8,608,913)    8,608,913              0
  Other, net                         69,107                     69,107                                      69,107
-------------------------------------------------------------------------------------------------------------------

     Total other (expense)         (316,502)                  (316,502)    (8,497,228)    8,608,913       (204,817)
-------------------------------------------------------------------------------------------------------------------

NET LOSS                        ($5,420,418)  ($110,923)   ($5,531,341)   (11,797,413)    8,608,913    ($8,719,841)
===================================================================================================================

Basic and Dilutive
  Loss Per Common Share             (0.3157)    (0.0042)                                                   (0.7702)
===================================================================================================================

                                                              AMNIS SYSTEMS INC.

                                                    NOTE TO FINANCIAL STATEMENTS

================================================================================


A business combination between Optivision, Inc. (Optivision) and Amnis Systems Inc. (Amnis) was consummated on April 16, 2001. The combination is being accounted for under the purchase method of accounting with Amnis as the acquiror and Optivision as the acquiree.

NOTE 1 -  BUSINESS COMBINATION:

          On April 16, 2001, the Company effected a business combination with Optivision, Inc. by exchanging 4,459,063 shares of its common stock for all of the common stock of Optivision, Inc. The principal business of Optivision, Inc. is making hardware and software products for the creation, management and transmission of compressed high-quality video over broadband computer networks. The purchase price of $12,221,884 was determined by using a 5 day range of the average of the Company stock price of $2.74 per share. The combination has been accounted for under the purchase method of accounting. The proforma financial statements reflect the purchase transaction and other transactions leading up to the purchase as if they had occurred at the beginning of the period presented.

          The total purchase price was allocated on a proforma basis as follows:

          Tangible  net  assets                                      $2,626,055

          Liabilities                                                (6,905,097)

          Goodwill                                                   16,500,926
                                                                    ------------

                                                                    $12,221,884
                                                                    ------------

          The actual results of operations of the separate companies for periods prior to the combination are summarized as follows:

                                                       Net Sales      Net Loss

          YEAR ENDED DECEMBER 31, 2000
            Amnis Systems Inc.                                      $  (110,923)
            Optivision, Inc.                        $  3,574,090     (5,420,418)
          ----------------------------------------------------------------------

                                                    $  3,574,090    $(5,531,341)
          ======================================================================


          Net assets and net income of Optivision, Inc. as of and for the above periods have been restated to conform its accounting principles to that of the Company with respect to the merger. The effect of the restatement is as follows:

                                                              AMNIS SYSTEMS INC.

                                                    NOTE TO FINANCIAL STATEMENTS

================================================================================

                                                               2000

             Increase net assets                            $  111,685
             Decrease net loss                              $  111,685

NOTE  2 - OTHER TRANSACTIONS:

          Other transactions that were consummated in preparation for the business combination have been reflected in these proforma consolidated financial statements and are as follows:

          - Convertible debt in the amount of $2,800,000 and related accrued interest of $111,685 on the books of Optivision are considered converted as of the date of the merger.
          - Certain stock purchase transactions in January 2001 in the amount of $1,000,000 were to facilitate the business combination and have been reflected as having occurred as of January 1, 2000.
          -    Cancellation of 19,740,000 shares was part of a business plan to facilitate the business combination and has been reflected as having occurred as of January 1, 2000.
          - Certain funds in the amount of $250,000 were given to Optivision in January 2001 in exchange for a note payable from Optivision to the funders. This transaction was made to facilitate the business combination and has been reflected as having occurred as of January 1, 2000.

NOTE 3 -  LOSS PER SHARE

          Basic and diluted loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Since the Company has a net loss for all periods presented, net loss per share on a diluted basis is equivalent to basic net loss per share because the effect of converting outstanding stock options, warrants, convertible debt and other common stock equivalents would be anti-dilutive.

          Basic and diluted loss per share was calculated based upon outstanding common stock and equivalents of 11,321,529.

NOTE 4 -  OPTIVISION FINANCIAL STATEMENTS

                                                              AMNIS SYSTEMS INC.

                                                    NOTE TO FINANCIAL STATEMENTS

================================================================================

          The income statement for the year ended December 31, 2000 for Optivision was derived from Optivision's audited financial statements for the eight month period ended December 31, 2000 and the fiscal year ended April 30, 2000. The four months income statement activity from January 1, 2000 to April 30, 2000 were extracted from the fiscal year ended April 30, 2000 financial statements and added to the eight months ended December 31, 2000 statement of operations. Optivision's independent auditors performed cut-off tests of the activities for the four month period from January 1, 2000 to April 30, 2000 to arrive at the Optivision statement of operations for the year ended December 31, 2000.

                                INDEX TO EXHIBITS

  Exhibit Number                             Exhibit

23.1 Consent of Hood & Strong LLP with respect to the financial statements of Optivision, Inc. for the years ended April 30, 1999 and 2000
23.2 Consent of Hood & Strong LLP with respect to the financial statements of Optivision, Inc. for the eight month period ended December 31, 2000
23.3 Consent of Hood & Strong LLP with respect to the financial statements of Amnis Systems Inc. for the year ended December 31, 2000
99.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of The Sarbanes-Oxley Act Of 2002